UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report:

January 12, 2012

(Date of earliest event reported)

TELIPHONE CORP.

(Exact name of registrant as specified in its charter)

NEVADA

000-28793

84-1491673

State of

Commission

IRS Employer

Incorporation

File Number

Identification Number

424 St-François-Xavier Street, Montreal, Quebec, Canada H2Y 2S9

(Address of principal executive offices)

514-313-6000

(Issuer's telephone number)

______________________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 11, 2012, George Metrakos resigned as a member of the Board of Directors of Teliphone Corp.   There was no known disagreement with Mr. Metrakos on any matter relating to the Company's operations, policies or practices.

Item 9.01. Financial Statements and Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            TELIPHONE CORP.

DATE: January 11, 2012

/s/ Lawry Trevor-Deutsch

                              ------------------------

                              Lawry Trevor-Deutsch

                              Chief Executive Officer

.